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                                                                    EXHIBIT 10.2

                              INVESTMENT AGREEMENT


This investment agreement is entered as of February 15, 2000 by and between TeleVideo, Inc. (hereinafter referred to as TeleVideo) with its principal place of business located at 2345 HARRIS WAY, SAN JOSE, CA 95131 U.S.A. and Keyin Telecom Co., Ltd. With its principal place of business located at 8F. Chungjin B/D, 475-22 Bangbae 2-dong, Seocho-ku, Seoul, Korea (hereinafter referred to as "Keyin") This agreement is made based upon the MOU on investment signed January 25, 2000.

ARTICLE 1. OBJECTIVES
This agreement is to define the rights and obligations of TeleVideo, Keyin and Interest Party subject to TeleVideo's investment in Keyin's capital raise based upon Foreign Investment Promotion Law.

ARTICLE 2. INTEREST PARTY
1. Definition: Subject to this Agreement, "Interest Party" of Keyin means a corporation or a person which or who as TeleVideo acknowledges owns the actual managerial rights of Keyin at the time of Keyin's capital raise, and named as below:

     Name: Gi Won Lee
     Address: Samho Garden APT. #1-107, 30-2 Banpo-dong, Seocho-ku, Seoul, Korea

2. "Interest Party" as defined in Article 2-1, agrees to be bound by each article of this Agreement and accepts the joint liability on guarantee for Keyin's performance of any provisions in this Agreement.

ARTICLE 3. (CHANGE OF COMPANY ARTICLE AND OTHERS)
For Keyin's performance of obligation with due diligence subject to this Agreement, Keyin shall change its Articles of association and other business operational policies to be agreed to the terms of this Agreement if they are against this agreement.

ARTICLE 4. (ISSUANCE OF STOCK AND CONDITION OF RECEIPT)
Keyin issues new stocks and TeleVideo receives them according to the following provisions. After TeleVideo transfers the fund, Keyin issues and provides new stocks to TeleVideo. However, it could be replaced by the certificate of Stock ownership based upon the mutual agreement among parties.
1.   Total number of stocks to be issued: 2,000,000 shares
2.   The type and number of pre-issued stocks: Common Stock 265,600 shares (As of January 25)
3.   Par value: KW 5,000/share
4.   Shares to be issued upon this Agreement
     a. Type and number of shares: registered Common Stock 15,278 shares (KW 2,750,040,000)
     b.  Number of new stocks given to TeleVideo: 15,278 shares (Rights offering: 15,278 shares; Non-consideration: 0 share)
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     c.  Par value of stock to be issued: KW 5,000/share d. Price of stock to be issued: KW 180,000/share
     e. Date of Payment for Stock Price: Within three months (90days) after the execution of this agreement
     f.  Fund Transfer Bank Information
                  Bank: Korea Exchange Bank
                  Account Number: 146-22-02018-2
                  Account Name: Keyin Telecom Co. Ltd.

ARTICLE 5. (OFFERING PREFERENTIAL RIGHT)
     If the company of Keyin implements capital increases, Keyin shall give TeleVideo the opportunity of participation in the preferential right of stock offering, correspond to the portion of the stocks owned by TeleVideo.

     If TeleVideo notifies Keyin of the abandonment participating in such preferential right, Keyin may make a decision on such offering at its own. When the board meeting of Keyin makes a decision to offering (sic) stocks to any third party for the purpose of Keyin's own interest, TeleVideo may follow the decision.

ARTICLE 6. (APPOINTMENT OF TELEVIDEO)
     TeleVideo shall not participate in and shall not try to participate in the operations of Keyin. TeleVideo will not have any representatives on Board of Directors.

ARTICLE 7. (PROHIBITION OF TECHNOLOGY TRANSFER)
     After this Agreement executed, Keyin shall not transfer all of powerline communication technology to a third without prior written consents from TeleVideo; except strategic technology transfer approved by Keyin's Board of Directors meeting. This Article will be waived if the Agreement is terminated based on Article 14.

ARTICLE 8. (REPORTING AND INFORMATION SUBMISSION)

1. Upon request of TeleVideo, Keyin should prepare and submit the information for the following items; periodically or when required.

1.1      Annual Reporting
         a. Business Plan and Projected Financial Statements for next fiscal year
         b.   Audited Financial Statement and Business Achievement Report

1.2      Immediate Reporting
         a.   Major changes on assets
         -    Investment on affiliates
         -    Disposal of major Fixed Assets
         -    Acquisition or Sale of major rights
         -    When substantial damages are caused by disaster
         b.   Changes in Shareholders
         c.   Changes in major Business plan
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         d.   When Promissory Notes/Checks are dishonored, or the bank
              transactions are denied
         e.   When part or whole sales activities are stopped
         f.   When filed for Chapter 11
         g.   Legal dispute against Keyin with possible material effects
         h. If brought to justice by government or other organization due to the violation of regulation or other rules
         i. Other matters that TeleVideo considers important for Keyin's operation

3. Item 1 in Article 8 should be prepared with due care and submitted within the period requested by TeleVideo.

ARTICLE 9. (ACCOUNTING AND AUDIT)
     Keyin shall prepare financial statements when each fiscal year ends, which should be audited by certified accounting firm.

ARTICLE 10. (PERIOD OF RECOVERING INVESTMENT)
     TeleVideo shall dispose of Keyin's stocks in accordance with Article 11. However, if applicable to the below, TeleVideo can dispose them regardless
     Article 11.

     1. When Keyin's stocks are publicly offered (KSE, KOSDAQ, or foreign stock markets, herein "Stock markets")
     2.  If Keyin and Interest party fail to perform the contractual obligation
     3. If the documentation submitted to TeleVideo by Keyin and Interest Party is proved to be falsified.
     4. When "Disclaimer of Opinion" is issued on Keyin's Financial Statements by a CPA
     5. When Keyin's assets are disposed or outflowed for the purposes other than business operation.

ARTICLE 11. (DISPOSAL OF STOCK)

1.       Privileged right to buy stocks

1.1 If TeleVideo intends to sell off the stocks of Keyin owned by TeleVideo, it may be agreed in advance by Interest Party and Interest Party may not hold over the consent without a remarkable reason. When Interest Party agrees to TeleVideo on selling stocks, TeleVideo shall give Keyin and Interest Party privileged right to buy such stocks.

1.2 Keyin and Interest Party shall exercise such privileged right within two weeks from the date of notification by TeleVideo of such privileged right to but such stocks. Such privileged right may not be exercised without paying for such stocks.
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1.3      If Keyin and Interest Party do not exercise such privileged right,
         TeleVideo may dispose such stocks to any third party. The selling price to the third party shall be higher than the price that TeleVideo presented to Keyin and Interest Party.

1.4 In the case of paragraph 1.3, all rights and duties hereunder of TeleVideo for Keyin and Interest Party shall be transferred to the third party acquired such stocks.

ARTICLE 12. (ASSIGNMENT)
     The rights and obligation subject to this Agreement shall not be assignable by Keyin and Interest Party in whole or in part to any third party without the prior written consent of TeleVideo. The assignment done without prior written consent of TeleVideo is not valid.

ARTICLE 13. (CHANGES OF AGREEMENT)
     This agreement shall not be modified or changed except in writing duly executed by both parties.

ARTICLE 14. (TERMINATION)

1. If either party defaults in performance of any provision of this agreement, the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days the Agreement will be terminated. If the non-default party gives such notice and the default is not cured during the thirty (30) day period, then the non-defaulting party shall retain the rights to terminate the Agreement and to claim the damages.

2. This Agreement shall be effective as of when TeleVideo disposes of all Keyin's stocks it owns. The agreement is automatically terminated when Keyin's stock is publicly offered in the stock markets or if TeleVideo disposes more than 70% of stock purchased under this Agreement, whichever is sooner. In case TeleVideo has another claims from TeleVideo's investment, it will be regarded as an exception.

ARTICLE 15. (WARRANTIES)
     Keyin and Interest Party shall mutually warrant the execution of this Agreement.

ARTICLE 16. (APPOINTMENT OF TELEVIDEO)
     Each party composing TeleVideo for this agreement may fulfill this agreement individually for Keyin and Interest Party.

ARTICLE 17. (NOTARIZATION AND EXPENSES)
     When all parties sign on the Agreement and TeleVideo requests, this Agreement should be notarized. Any cost incurred in relation with this Agreement including the notarization cost shall be shared by TeleVideo and Keyin.

ARTICLE 18. (GOVERNING LAW)
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     If there is any legal disputes subject to this Agreement, each party should try to resolve the issues with due diligence and care. The validity and performance of this Agreement shall be governed by Seoul District Court of Civil Jurisdiction.

ARTICLE 19. (FORCE MAJEURE)
     All parties shall not be liable to each other if their respective obligations or the performance of any terms or provisions of this Agreement (other than payment obligations) is delayed or prevented by force majeure including wars, fires, floods, acts of God, statute, regulation, or without limiting the foregoing, any other causes not within its reasonable control.

ARTICLE 20. (EFFECTIVENESS)
     This Agreement is effective immediately upon signing on the Agreement by each party.

ARTICLE 21. (NOTIFICATION)
     All notices to be given pursuant to this Agreement shall be in writing, and shall be personally delivered or sent by registered airmail at the following addresses, and via fax.

     Address of TeleVideo
     2345 HARRIS WAY, SAN JOSE, CA 95131 U.S.A.

     Address of Keyin Telecom
     8F, Chungjin B/D. 475-22 Bangbae 2-dong, Seochu-ku, Seoul, Korea (zip: 137-062)

     Address of Interest Party
     Samho Garden APT #1-107, 30-2 Banpo-dong, Seocho-ku, Seoul, Korea (zip: 137-040)

ARTICLE 22. STRATEGIC ALLIANCE
     1. TeleVideo shall fully support Keyin for its overseas marketing and sales activities on Powerline communication technology. TeleVideo and Keyin agree on co-business development, applying Keyin's PLC technology on TeleVideo's computer products, including Tele-Client. Related to this Article, both companies are bound to make separate [Sales & Marketing Agreement] within one (1) month after the investment fund is transferred to Keyin based upon this Agreement. The terms and conditions of this Sales & Marketing Agreement will be regarded as part of this Agreement.

     2. TeleVideo shall fully support Keyin for future public offering on NASDAQ.

In order to execute and certify this Agreement among parties, each authorized representative from TeleVideo, Keyin and Interest Party signs on the three original copies of the Agreement, then each retains one original copy.
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TeleVideo Inc.

         Name: Kyupin Philip Hwang

         Position: Chairman & CEO

         Signature: /s/ K. Philip Hwang
                    May 1, 2000

Keyin Telecom Co., Ltd.

         Name: Gi Won Lee

         Position: CEO & President

         Signature: /s/ Gi Won Lee

Interest party

         Name: Gi Won Lee

         Signature /s/ Gi Won Lee